UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

61 03 9882 6723

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure.

On September 7, 2018, Propanc Biopharma, Inc. (the “Company”) released a corporate presentation (the “Corporate Presentation”) which it utilized at the 25th Annual NewsMakers in the Biotech Industry Conference held on September 7, 2018 at the Millennium Broadway Hotel and Conference Center in New York City. The Corporate Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company undertakes no duty or obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the U.S. Securities and Exchange Commission (the “SEC”), through press releases or through other public disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K (this “Form 8-K”), including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. This Form 8-K is being filed and the exhibit is being furnished solely for the purposes of the Company’s compliance with Regulation FD. Neither this Form 8-K nor the exhibit is intended to be a solicitation to purchase or offer to sell any securities of the Company.

The Company cautions you that the Corporate Presentation contains “forward-looking statements.” Statements in the Corporate Presentation that are not purely historical are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. These factors include uncertainties as to the Company’s ability to continue as a going concern absent new debt or equity financings; the Company’s current reliance on substantial debt financing that it is unable to repay in cash; the Company’s ability to successfully remediate material weaknesses in its internal controls; the Company’s ability to reach research and development milestones as planned and within proposed budgets; the Company’s ability to control costs; the Company’s ability to obtain adequate new financing on reasonable terms; the Company’s ability to successfully develop PRP, its lead product candidate; the Company’s ability to obtain and maintain patent protection; the Company’s ability to recruit employees and directors with accounting and finance expertise; the Company’s dependence on third parties for services; the Company dependence on key executives; the impact of government regulations, including FDA regulations; the impact of any future litigation; the availability of capital; changes in economic conditions, competition and other risks, including, but not limited to, those described in the Company’s Annual Report on Form 10-K, filed with the SEC on September 28, 2017, and other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof and the Company disclaims any obligations to update these statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1*	Corporate Presentation.

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPANC BIOPHARMA, INC.

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
Dated: September 7, 2018	Title:	Chief Executive Officer and Chief Financial Officer